EXHIBIT  10.12



                                    AMENDMENT
                       TO THE RANGER AEROSPACE CORPORATION
     SECURITYHOLDERS  AGREEMENT
     --------------------------

     THIS  AMENDMENT  (the  "Amendment")  to  the  Ranger  Aerospace Corporation
                             ---------
SecruityHolders  Agreement dated April 1, 1998 (the "SecurityHolders Agreement")
                                                     -------------------------
between John Hancock Mutual Life Insurance Company, CIBC Wood Gundy Ventures, Inc., Gene Z. Salkind, M.D., trustee of the Danielle Schwartz Trust UAD 10/1/93, and each other Person designated as an Investor on the Schedule of Securityholders attached thereto and each Person designated as an Executive on the Schedule of Securityholders attached thereto is entered into by and between the Securityholders and George W. Watts ("Watts") as of March 7, 2000.
                                                -----
Capitalized terms used in this Amendment and not defined herein shall have the meaning set forth for such terms in the SecurityHolders Agreement.

     WHEREAS, the parties hereto desire to amend certain provisions of the SecurityHolders Agreement as set forth herein in connection with certain other agreements entered into by and between the Company or certain of its Affiliates and Stephen D. Townes ("Townes") or Watts;
                            ------

     NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree that the SecurityHolders Agreement is amended as follows:

1. The SecurityHolders Agreement is hereby amended by adding the following language to the end of Paragraph 3(c):

"For purposes of this Paragraph 3(c), if Watts or Townes owns any Securities in the Company, such person shall be considered an Other Investor, and shall have all the rights and obligations of Other Investors provided or imposed pursuant to this Paragraph 3(c); provided, however, if (A) such person is still employed
                         -----------------
by the Company (or any Subsidiary or other Affiliate of the Company) and (B) the Transfer of SecurityHolder Securities by the Transferring Investor(s) and any related Transfer of Securities by the Other Investors (excluding Townes and Watts) exercising their participation rights under this Paragraph 3(c) or otherwise involves a Transfer of less than 50% of the total outstanding Common Stock and of less than 50% of the total outstanding Securities of the Company, then the total value of Securities that may be sold by such person pursuant to this Paragraph 3(c) shall be no greater than such person's annual salary at the time of such Transfer.

2. The SecurityHolders Agreement is hereby amended to provide that, without limiting any other provision of this Amendment, (i) Watts shall be entitled to Transfer any Securities owned by him pursuant to Section 3 of the SecurityHolders Agreement as if he were an Executive, and (ii) Watts shall be considered an Other SecurityHolder for purposes of Paragraph 4 of the SecurityHolders Agreement.

3. The SecurityHolders Agreement is hereby amended by adding the following new Paragraph 20:

20.     Ranger  Name  and  Related  Names  &  Marks
        -------------------------------------------

     If Stephen D. Townes is no longer employed by the Company for any reason, then within 6 months of the date of his termination, the Company and its subsidiaries and affiliates shall take all actions reasonably necessary or desirable to transfer all of their rights to the names "Ranger" and "Ranger
Aerospace Corporation" to him and shall cease all use of such names after such transfer. He shall cooperate with the Company to effect such transfer.
Notwithstanding the preceding two sentences, if the Company has issued any securities through a public offering, the Company shall retain all of its right and title to the names "Ranger" and "Ranger Aerospace Corporation" and Stephen Townes shall have no right to use such names for any purpose without the prior written consent of the Company

4. The Investors hereby represent and warrant that the parties listed on the signature pages hereof, excluding Watts, constitute all of the parties to the SecurityHolders Agreement and that there are no other amendments to the SecurityHolders Agreement other than this Amendment.

                                *   *   *   *   *

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

     RANGER  AEROSPACE  CORPORATION,
a  Delaware  corporation  (the  "Company")


     By:_________________________________

     Its:_________________________________


     INVESTORS

JOHN  HANCOCK  MUTUAL  LIFE  INSURANCE  COMPANY


     By:_________________________________

     Its:_________________________________


     CIBC  WOOD  GUNDY  VENTURES,  INC.


     By:_________________________________

     Its:_________________________________


     DANIELLE  SCHWARTZ  TRUST,
UAD  10/1/93


     By:_________________________________

     Its:_________________________________

     RANDOLPH  STREET  PARTNERS  II


     By:_________________________________

     Its:_________________________________


     ____________________________________
GREGORY  ENGLES

     *******************

     EXECUTIVES


     ____________________________________
STEPHEN  D.  TOWNES


     ********************


____________________________________
     GEORGE  W.  WATTS